UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):  February 13, 2014

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

 (Address of principal executive offices (zip code))

512-777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01  Other Events

On February 13, 2014, the Registrant issued a press release announcing the publication of its WalkAide INSTRIDE clinical trial findings.  A copy of the Registrant’s press release is filed as Exhibit 99 to this Current Report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)       Exhibits.

99                                  Press Release Issued by the Registrant on February 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/George E. McHenry
George E. McHenry
Executive Vice President and
Chief Financial Officer

Dated:	February 13, 2014